                            2ND AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

                                       OF

                              SUNRISE MEDICAL INC.

     SUNRISE MEDICAL INC., a corporation organized under the laws of the State of Delaware, adopted the 1993 Stock Option Plan of Sunrise Medical Inc. by the action of its Board of Directors as of August 24, 1993 and the approval of its Shareholders as of November 15, 1993; which Plan was also first amended and restated by the Sunrise Medical Board of Directors as of November 13, 1997; and is hereby amended and restated for a second time by action of the Board of Directors as of April 28, 1998. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Associates who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial Associates considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "INCENTIVE STOCK OPTIONS" under Section 422 of the Code.

     (3) To provide for appropriate compensation for Non-Associate Directors for service as members of the Board, by providing such Non-Associate Directors a financial stake and interest in the Company's performance.

                                    ARTICLE I
                                   DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - BOARD

     "BOARD" shall mean the Board of Directors of the Company.

SECTION 1.2 - CODE

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE

     "COMMITTEE" shall mean the Stock Option Committee of the Board appointed as provided in Section 6.1.

SECTION 1.4 - COMPANY

     "COMPANY" shall mean Sunrise Medical Inc. In addition, "COMPANY" shall mean any corporation assuming, or issuing new Associate stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.5 - DIRECTOR

     "DIRECTOR" shall mean a member of the Board.


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SECTION 1.6 - ASSOCIATE

     "ASSOCIATE" shall mean any Associate (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such Associate is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.7 - EXCHANGE ACT

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.8 - EXECUTIVE OFFICERS

     "EXECUTIVE OFFICERS" shall mean in any one of the Company's fiscal years
(a) the Chief Executive Officer of the Company (or the individual acting in such capacity) and (b) the four most highly compensated Officers of the Company (other than the Chief Executive Officer) whose total compensation is required to be reported to the Company's stockholders under the Exchange Act.

SECTION 1.9 - INCENTIVE STOCK OPTION

     "INCENTIVE STOCK OPTION" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.10 - NON-ASSOCIATE DIRECTOR

     "NON-ASSOCIATE DIRECTOR" shall mean a Director who is not an Associate.

SECTION 1.11 - NON-ASSOCIATE DIRECTOR OPTION

     "NON-ASSOCIATE DIRECTOR OPTION" shall mean a Non-Qualified Option which is granted to a Non-Associate Director.

SECTION 1.12 - NON-QUALIFIED OPTION

     "NON-QUALIFIED OPTION" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee. "NON-QUALIFIED OPTIONS" also includes Non-Associate Director Options.

SECTION 1.13 - OFFICER

     "OFFICER" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.14 - OPTION

     "OPTION" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "OPTIONS" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.15 - OPTIONEE

     "OPTIONEE" shall mean an Associate or a Non-Associate Director to whom an Option is granted under the Plan.


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SECTION 1.16 - PARENT CORPORATION

     "PARENT CORPORATION" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.17 - PLAN

     "PLAN" shall mean this 1993 Stock Option Plan of Sunrise Medical Inc.

SECTION 1.18 - RULE 16b-3

     "RULE 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.19 - SECRETARY

     "SECRETARY" shall mean the Secretary of the Company.

SECTION 1.20 - SECURITIES ACT

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

SECTION 1.21 - SUBSIDIARY

     "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.22 - TERMINATION OF DIRECTORSHIP

     "TERMINATION OF DIRECTORSHIP" shall mean the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

SECTION 1.23 - TERMINATION OF EMPLOYMENT

     "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between the Associate and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.


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

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

     (a) The shares of stock subject to Options shall be shares of the Company's $1.00 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 300,000; PROVIDED, HOWEVER, that on the last business day of each fiscal year of the Company beginning with July 1, 1994 such maximum number shall be increased by a number equal to 1.5% of the number of shares of Common Stock issued and outstanding as of the close of business on such day; PROVIDED, FURTHER, that the aggregate number of shares which may be issued upon exercise of Options granted to the Executive Officers as a group in any fiscal year of the Company under the Plan shall not exceed 60% of the shares which may be issued upon exercise of all Options granted in such fiscal year under the Plan.

     (b) In no event shall the aggregate number of shares which may be issued upon exercise of Options under the Plan exceed 4,000,000.

SECTION 2.2 - UNEXERCISED OPTIONS; RETAINED SHARES

     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of stock which are received or retained by the Company upon the exercise of options pursuant to
Section 5.3(b) or Sections 5.3(c) and 5.5(d) may also again be optioned hereunder, subject to the overall limitation of section 2.1(b) but not subject to the limitations of Section 2.1(a).

SECTION 2.3 - CHANGES IN COMPANY'S SHARES

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                   ARTICLE III
                               GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

     Any executive or other key Associate of the Company or of any corporation which is then a Parent Corporation or a Subsidiary, including the Executive Officers, shall be eligible to be granted Options, except as provided in Section
3.2. Non-Associate Directors shall be granted Non-Associate Director Options as provided in Section 3.4.

SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS

     No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "INCENTIVE STOCK OPTION" under Section 422 of the Code. Incentive Stock Options shall not be granted to Non-Associate Directors, but may, in the discretion of the Committee, be granted to Directors who are also Associates.

SECTION 3.3 - GRANTING OF OPTIONS TO ASSOCIATES

     (a) In the case of Options to be granted to Associates, the Committee shall from time to time, in its absolute discretion:


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     (1) Determine which Associates are executive or other key Associates and select from among the executive or other key Associates (including the Executive Officers and those executive or other key Associates to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

     (2) Determine the number of shares to be subject to such Options granted to such selected executive or other key Associates or Executive Officers, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

     (3) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of an Executive Officer or an executive or other key Associate to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

SECTION 3.4 - GRANTING OF NON-ASSOCIATE DIRECTOR OPTIONS

     Each Non-Associate Director elected or appointed as a Director following January 27, 1998 shall receive an initial grant of a Non-Associate Director Option for 2,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 2.3) on the day of the initial election or appointment of such Non-Associate Director as a Director. Thereafter, each Non-Associate Director shall be granted a Non-Associate Director Option for 2,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 2.3) each year that he or she continues to serve as a Non-Associate Director.

                                   ARTICLE IV
                                TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "INCENTIVE STOCK OPTIONS" under Section 422 of the Code.

SECTION 4.2 - OPTION PRICE

     (a) The price of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that the price per share shall be not less than 100% of the fair market value of such shares on the date that such Option is granted; PROVIDED, FURTHER, that, in the case of a Non-Associate Director Option, the price per share shall equal 100% of the fair market value of such shares of the date that such Non-Associate Director Option is granted; PROVIDED, FURTHER, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

     (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or
(ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the

Company's Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the trading day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY

     (a) Except as the Committee may otherwise provide with respect to Options granted to Associates who are not Officers, no Option may be exercised in whole or in part during the first six months after such Option is granted.

     (b) Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; PROVIDED, HOWEVER, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

     (c) Except as provided in the applicable Stock Option Agreement executed hereunder, no portion of an Option which is unexercisable at Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) shall thereafter become exercisable.

     (d) To the extent that the aggregate fair market value of stock with respect to which "INCENTIVE STOCK OPTIONS" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the fair market value of stock shall be determined as of the time that the option with respect to such stock is granted.

SECTION 4.4 - EXPIRATION OF OPTIONS

     (a) Except as provided in the applicable Stock Option Agreement executed hereunder, no Option may be exercised to any extent by anyone after the first to occur of the following events:

     (1)  The expiration of ten years from the date the Option was granted; or

     (2) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

     (3) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) for any reason other than normal retirement at age 65 or such Optionee's death unless the Optionee dies within said three-month period; or

     (4) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

     (5) In the case of a Non-Associate Director Option, three (3) months following the Non-Associate Director's Termination of Directorship by reason of expiration of term, removal (with or without cause) or resignation; or

     (6)  The expiration of one year from the date of the Optionee's death.


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

     (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) for any reason.

SECTION 4.5 - CONSIDERATION

     In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or, in the case of a Non-Associate Director, as a Director) of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or as a Director of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parent Corporation and Subsidiaries, which are hereby expressly reserved, to discharge (or, in the case of a Non-Associate Director, to remove) any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS

     Except as provided in the applicable Stock Option Agreement executed hereunder, in the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; PROVIDED, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "MODIFICATION" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION,
        LIQUIDATION OR DISSOLUTION

     Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it must on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(e). Not withstanding the foregoing, the Board may, in it's absolute discretion, provide in the Agreement(s) (or otherwise evidence their determination) that such option(s) vest fully and automatically upon a change in control of the Company.


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                                    ARTICLE V
                               EXERCISE OF OPTIONS

SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to him or her. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; PROVIDED, HOWEVER, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

     (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

     (b) (1) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

               (2) With the consent of the Committee, and except in the case of a Non-Associate Director Option, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b), on the date of option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

           (3) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (1) and (2) except in the case of a Non-Associate Director Option; and

     (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option. In the case of a Non-Qualified Option, the payment of such withholding shall be effected by the retention by the Company, from the shares of the Company's Common Stock otherwise issuable upon exercise of the Option, of shares with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the amount of such required withholdings, rounded up to the next whole number of shares. The Company shall pay to the Optionee or other person then entitled to exercise the Option an amount in cash equal to the fair market value (as determined under Section 4.2(b)) of any fractional share retained in excess of the shares representing, in value, the amount of such required withholdings; and

     (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The shares of the Company's Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such series or class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option. In the case of a Non-Qualified Option, the payment of such withholding shall be effected by the retention by the Company, from the shares of the Company's Common Stock otherwise issuable upon exercise of the Option, of shares with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the amount of such required withholdings, rounded up to the next whole number of shares. The Company shall pay to the Optionee or other person then entitled to exercise the option an amount in cash equal to the fair market value (as determined under Section 4.2(b)) of any fractional share retained in excess of the shares representing, in value, the amount of such required withholdings; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5 - RIGHTS AS STOCKHOLDERS

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 - TRANSFER RESTRICTIONS

     Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer, Director (including, but not limited to, any Non-Associate Director) or other Optionee subject to Section 16 of the Exchange Act may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option, other than a Non-Associate Director Option, as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Associate to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Associate. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI
                                 ADMINISTRATION

SECTION 6.1 - STOCK OPTION COMMITTEE

     The Committee shall consist of two or more Non-Associate Directors, appointed by and holding office at the pleasure of the Board, each of whom is both (a) a Non-Associate Director as defined by Rule 16b-3 and (b) an "OUTSIDE DIRECTOR" within the meaning of Section 162(m)(4)(C)(ii) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to (a) Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "INCENTIVE STOCK OPTIONS" within the meaning of Section 422 of the Code. The Board shall have the right to exercise all of the rights or duties of the Committee under the Plan.

SECTION 6.3 - MAJORITY RULE

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4 - COMPENSATION; PROFESSIONAL ASSISTANCE;
       GOOD FAITH ACTIONS

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


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

                                   ARTICLE VII
                                OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR
       TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options or amend or modify the Plan in a manner requiring stockholder approval under Section 422 of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

SECTION 7.3 - APPROVAL OF PLAN BY STOCKHOLDERS

     This Stock Option Plan was originally approved by the Stockholders of the Company as of November 15, 1993.

SECTION 7.4 - EFFECT OF PLAN UPON OTHER OPTION
       AND COMPENSATION PLANS

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Associates of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.6 - CONFORMITY TO SECURITIES LAWS

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.






                                    *  *  *  *


     I hereby certify that the Plan was previously approved by the stockholders of Sunrise Medical Inc. on November 15, 1993, and the first amended and restated Plan was duly adopted by the Board of Directors of Sunrise Medical Inc. on November 13, 1997; and the second amended and restated Plan was duly adopted by the Board of Directors of Sunrise Medical Inc. on April 28, 1998.

     Executed as of April 28, 1998.





                                     ------------------------------------------
                                                     Secretary



                                    *  *  *  *




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